Exhibit 99.4


                           PURCHASE AND SALE AGREEMENT
                           ---------------------------

     THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT") is effectively dated as of December 4, 2006, by and between DELTA MILLS, INC., a Delaware corporation (the "SELLER"), and GREYSTONE PRIVATE EQUITY LLC, a Delaware corporation (the "BUYER").

                                    RECITALS:
                                    ---------

     On October 13, 2006, a petition was filed by the SELLER pursuant to Chapter 11 of Title 11 of the United States Code, as amended (the "BANKRUPTCY CODE"), with the United States Bankruptcy Court for the District of Delaware (the "BANKRUPTCY COURT"). Subject to (i) the conduct of a full, fair and open auction, (ii) notice to all creditors of the SELLER and (iii) approval of the BANKRUPTCY COURT, the SELLER has agreed to sell certain property to the BUYER (the "SALE") pursuant to the terms of this AGREEMENT. The SELLER and the BUYER (collectively, the "PARTIES") have agreed to execute this AGREEMENT so as to document the terms of the SALE.

     NOW, THEREFORE, in consideration of these premises, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereto agree as follows:

     Section 1. Sale of Assets. Subject to the approval of the BANKRUPTCY COURT, the SELLER hereby agrees to sell, transfer and deliver to the BUYER good and merchantable title in and to, and BUYER agrees to purchase, all of the personal property of the SELLER that is described on Exhibit "A" attached hereto and made a part hereof (collectively, the "ASSETS"), upon the terms and subject to the conditions set forth herein.

     Section 2. Purchase Price. The price to be paid by the BUYER to the SELLER for the ASSETS (the "PURCHASE PRICE") shall be an amount equal to Two Million Three Hundred Seventy-Five Thousand Dollars ($2,375,000), which shall be paid by the BUYER to the SELLER as follows: (a) a Ten Percent (10%) deposit (the "DEPOSIT") upon the execution and delivery of this AGREEMENT by the PARTIES and
(b) the balance at the CLOSING (as defined below). The PURCHASE PRICE shall be paid by the BUYER to the SELLER at the CLOSING by wire transfer of immediately available United States funds to the Seller's estate on behalf of the SELLER; provided that the account information for such wire transfer shall be provided to the BUYER at least two (2) business days prior to the CLOSING.

     Section 3. Closing. Unless this AGREEMENT shall have been terminated pursuant to Section 16, and subject to the satisfaction or waiver of the conditions set forth in Sections 10 and 11, the closing of the transactions contemplated by this AGREEMENT (the "CLOSING") shall take place simultaneously with the SCHWARZ CLOSING (or if the condition set forth in Section 10(d) has been waived by the SELLER, on the fifth business day following satisfaction of the conditions set forth in Sections 10(c), 10(f), 10(g), 11(c), 11(d) and 11(e)) at the offices of Morris, Nichols, Arsht & Tunnell LLP, 1201 North Market Street, Wilmington, Delaware 19801, unless otherwise agreed to in writing by the PARTIES (the "CLOSING DATE"). The CLOSING shall be effective as of 12:01 a.m. on the CLOSING DATE.

     The "SCHWARZ CLOSING" means the closing of the transactions contemplated by that certain Asset Purchase Agreement dated on or about the date hereof between Delta Mills, Inc. and Schwarz Properties, LLC ("SCHWARZ"), in substantially the form attached hereto as Exhibit "B" (the "SCHWARZ AGREEMENT").

     Section 4. Location of Assets. The ASSETS are located on the parcel(s) of real property located in Fountain Inn, South Carolina (the "PREMISES").

     Section 5. Use of the Premises by the Buyer.

               (a) During the period commencing on the date the BANKRUPTCY COURT issues a non-appealable order authorizing the SALE of the ASSETS to the BUYER pursuant to the terms of this AGREEMENT (the "SALE ORDER") and ending on the CLOSING DATE, the SELLER, in its sole discretion, may afford the BUYER, upon request, reasonable access to the ASSETS and the PREMISES during normal business hours to the extent that such access may be reasonably requested by the BUYER in connection with the transactions contemplated by this AGREEMENT.

               (b) During the RESALE PERIOD (as defined below), the SELLER: (a) authorizes the BUYER to enter and use the PREMISES for the purposes of -- (i) storing the ASSETS thereupon, (ii) preparing for and conducting one or more public auction(s) and/or private sale(s) of the ASSETS thereupon (collectively, the "RESALE"), and (iii) otherwise exhibiting the ASSETS; (b) except as set forth in Section 5(b) below, shall not charge the BUYER any rent, storage fees, utilities or any other fees associated with the Buyer's use of the PREMISES in accordance with the terms of this Section 5(b); (c) shall provide, at the Seller's sole expense -- (i) adequate utilities to the PREMISES to allow the BUYER to demonstrate and exhibit the ASSETS to prospective purchasers thereof and to conduct the RESALE, and (ii) the same level of security that is currently being provided for the ASSETS. Following the PREMISES TERMINATION DATE (as defined below), the BUYER shall have no obligation to remove unsold ASSETS from the PREMISES and title to any such Assets shall automatically revert to the SELLER without any further action on the part of the SELLER or the BUYER. The BUYER shall be obligated to repair any damages to the PREMISES caused by the removal of the ASSETS from the PREMISES or that are otherwise the direct result of the Buyer's negligence or misconduct. The BUYER hereby agrees to indemnify and hold harmless the SELLER from and against any damage to the PREMISES caused by the BUYER or the Buyer's invitees and/or by removal of the ASSETS.

               (c) During the portion of the RESALE PERIOD commencing on the CLOSING DATE and ending on such date that is the earlier of (i) one hundred twenty days after the CLOSING DATE and (ii) the PREMISES TERMINATION DATE (such date, the "PRE-RENTAL PERIOD TERMINATION DATE"), the SELLER shall not charge the BUYER rent or any other fees associated with the Buyer's use of the PREMISES in accordance with the provisions of Section 5(b). During such portion of the


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

RESALE PERIOD, if any, commencing immediately following the PRE-RENTAL PERIOD TERMINATION DATE and ending on the PREMISES TERMINATION DATE (the "RENTAL PERIOD"), the SELLER shall permit the BUYER to continue to occupy such portion of the PREMISES as the BUYER may require for RESALE in accordance with the provisions of Section 5(b); provided that during the RENTAL PERIOD the BUYER shall pay rent to the SELLER computed at Two Dollars ($2.00) per annum (i.e. $0.0385 per week) per square foot for each week of such occupancy (the "RENTAL PRICE"). Following the RENTAL PERIOD, if the SELLER owns the PREMISES, the SELLER, in its sole discretion, may permit the BUYER to continue to occupy such portion of the PREMISES as the BUYER may require for RESALE in accordance with the provisions of Section 5(b), upon such terms and conditions as shall be mutually agreed between the BUYER and the SELLER.

     The "RESALE PERIOD" shall mean the period commencing on the CLOSING DATE and ending (A) in the event the CLOSING occurs on or before March 31, 2007, on July 31, 2007 and (B) in the event the CLOSING occurs after March 31, 2007, such date that is one-hundred twenty days following the Closing. The applicable ending date of the RESALE PERIOD shall be referred to herein as the "PREMISES TERMINATION DATE".

     Section 6. Use of Selected Assets by the Seller. Following the CLOSING, the BUYER agrees that the SELLER may use those ASSETS listed on Exhibit "C" attached hereto and made a part hereof (collectively, the "SELECTED ASSETS"), which the SELLER may require for its ongoing activities. The Buyer's obligation to permit the SELLER to use the SELECTED ASSETS pursuant to this Section 6 shall terminate upon the expiration date of the ESTIMATED USAGE PERIOD relating to each such SELECTED ASSET (as identified and defined on Exhibit "C" hereto), unless otherwise extended by the PARTIES. On or prior to the expiration of the applicable ESTIMATED USAGE PERIOD, the SELLER shall return the SELECTED ASSETS to the BUYER in good operating condition and repair, substantially in the same condition as when delivered to the SELLER by the BUYER, ordinary wear and tear excepted.

     Section 7. Liability and Workers' Compensation Insurance. At the CLOSING, the BUYER shall provide the SELLER with evidence that the BUYER has obtained, at its own expense: (a) public liability and property damage insurance -- (i) insuring the BUYER against loss as a result of personal injury or property damage in connection with the ASSETS, the PREMISES and any RESALE, (ii) with limits of (x) not less than Five Million Dollars ($5,000,000.00) in the aggregate for personal injury and (y) not less than Five Million Dollars ($5,000,000.00) in the aggregate for property damage, (iii) naming the SELLER as an additional insured and (iv) naming the SELLER as payee of any proceeds of such insurance policy or policies resulting from property damage to the PREMISES; and (b) workers' compensation insurance with limits of coverage that comply with applicable laws and regulations. During the RESALE PERIOD, prior to the expiration of any such insurance policy or policies, the BUYER shall deliver to the SELLER evidence of the renewal or replacement of such insurance policy or policies. Any changes to such insurance policy or policies by the BUYER shall require the Seller's prior written consent, which consent shall not be unreasonably withheld. The BUYER shall maintain the insurance described in this Section such that it covers any occurrence during the RESALE PERIOD. Following the CLOSING, the BUYER releases (and shall cause its personal property insurer to waive subrogation rights against) the SELLER with respect to any loss of and/or damage to any of the ASSETS.


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

     Section 8. Representations of the Seller. The SELLER represents and warrants to the BUYER that:

               (a) The SELLER -- (i) has the authority and has performed all acts necessary to sell, transfer and deliver the ASSETS to the BUYER, subject to the approval of the BANKRUPTCY COURT, (ii) subject to Sections 15 and 16, shall use its good faith efforts to receive, on or before the time of the SALE, the authorization of the BANKRUPTCY COURT to sell the ASSETS pursuant to Sections 363(b) and 363(f) of the BANKRUPTCY CODE, and/or such other applicable law, free and clear of all liens, claims and any other encumbrances ("LIENS"), and (iii) hereby agrees to defend the Buyer's title in and to the ASSETS against each and every person whomsoever may bring a claim or otherwise seek to enforce any LIEN;

               (b) Notwithstanding any of the terms of this AGREEMENT to the contrary, IF -- (i) at any time prior to the expiration of the RESALE PERIOD the BUYER notifies the SELLER that certain ASSETS contain HAZARDOUS SUBSTANCES (unless caused by the BUYER or any of its respective invitees) (collectively, the "CONTAMINATED ASSETS"), and (ii) the BUYER does not sell the CONTAMINATED ASSETS to a third party purchaser prior to the expiration of the RESALE PERIOD -- THEN the term "ASSETS" shall automatically be amended to exclude such unsold CONTAMINATED ASSETS from the SALE without adjustment to the Purchase Price;

               (c) The BUYER has no obligation to remove any CONTAMINATED ASSETS or any HAZARDOUS SUBSTANCES that may be located at the PREMISES or otherwise associated with the ASSETS; and

               (d) EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 8, THE SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AT LAW OR IN EQUITY OR OTHERWISE AS TO THE NATURE, QUALITY, VALUE OR CONDITION OF, OR IN RESPECT OF, ANY ASSETS, INCLUDING WITH RESPECT TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, AND ANY SUCH OTHER REPRESENTATIONS OR WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED. The BUYER hereby acknowledges and agrees that, except to the extent specifically set forth in this Section 8, the BUYER is purchasing the ASSETS on an "AS-IS, WHERE-IS" basis and is relying on its own investigation and analysis in entering into this AGREEMENT and consummating the transactions contemplated hereby. Without limiting the generality of the foregoing, the SELLER makes no representation or warranty, and none shall be implied at law or in equity, regarding any information or documents made available to BUYER or its Representatives with respect to SELLER or the ASSETS or the value of any of the ASSETS.

     The term "HAZARDOUS SUBSTANCES" means, collectively, any chemical, solid, liquid, gas, or other substance having the characteristics identified in, listed under, or designated pursuant to -- (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C.A. ?9601(14), as a "hazardous substance," (ii) the Resource, Conservation and Recovery Act, 42 U.S.C.A. 6903(5) and 6921, as a "hazardous waste," or (iii) any


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

other laws, statutes, or regulations of a government or political subdivision or agency thereof, as presenting an imminent and substantial danger to the public health or welfare or to the environment, or as otherwise requiring special handling, collection, storage, treatment, disposal, or transportation.

     Section 9. Representations of the BUYER. The BUYER represents and warrants to the SELLER that:

               (a) The SELLER shall not be responsible for any -- (i) costs or expenses incurred by the BUYER, or (ii) brokerage fees that become due and owing -- in connection with any RESALE, unless the SELLER enters into a written agreement to the contrary or the terms of this AGREEMENT expressly provide otherwise;

               (b) All necessary authority to purchase the ASSETS has been obtained by the BUYER and this AGREEMENT has been approved by any and all governing bodies or investors of BUYER (such as a board of directors and any minority partners) and this AGREEMENT is not being made by BUYER acting as agent for another;

               (c) The person executing this AGREEMENT on behalf of the BUYER is duly authorized to do so; and


               (d) The terms of this AGREEMENT are binding upon and enforceable against the BUYER.

     Section 10. Conditions to Obligation of Seller. The obligation of the SELLER to consummate the transactions contemplated by this AGREEMENT is subject to the fulfillment, at or before the CLOSING, of each of the following conditions (all or any of which may be waived in whole or in part by the SELLER in its sole discretion):

               (a) The representations and warranties made by the BUYER in this AGREEMENT shall be true and correct in all material respects on and as of the CLOSING DATE as though made on and as of the CLOSING DATE;

               (b) The BUYER shall have performed and complied with, in all material respects, the agreements and obligations required by this AGREEMENT to be so performed or complied with by the BUYER at or before the CLOSING;

               (c) The SELLER shall have acquired from each of Marlboro County, Greenville County and Florence County in South Carolina (collectively, the "COUNTIES") good and marketable title to the ASSETS;

               (d) The parties to the SCHWARZ AGREEMENT shall have consummated the closing of the transactions contemplated thereby;

               (e) The parties to that certain Purchase and Sale Agreement dated on or about the date hereof between the BUYER and the SELLER with regard to the


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

purchase and sale of certain machinery, equipment, spare parts and other tangible personal property owned by the SELLER and located on the parcel(s) of real property located in Wallace, South Carolina, in substantially the form attached hereto as Exhibit "D" (the "WALLACE AGREEMENT"), shall have consummated the closing of the transactions contemplated thereby, unless the WALLACE AGREEMENT shall have been terminated pursuant to Section 16(b)(ix) thereof;

               (f) All consents, approvals and actions of any person or entity necessary to permit each of the BUYER and the SELLER to perform its obligations under this AGREEMENT and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect; and

               (g) The SALE ORDER of the BANKRUPTCY COURT (in a form providing for the effectuation of all the transactions contemplated by this AGREEMENT in accordance with the terms and provisions hereof) shall have been entered, at least ten (10) days shall have passed since the entry of the SALE ORDER and the SALE ORDER shall not be subject to any stay, appeal or motion for rehearing, reconsideration or revocation.

     Section 11. Conditions to Obligation of Buyer. The obligation of the BUYER to consummate the transactions contemplated by this AGREEMENT is subject to the fulfillment, at or before the CLOSING, of each of the following conditions (all or any of which may be waived in whole or in part by the BUYER in its sole discretion):

               (a) The representations and warranties made by the SELLER in this AGREEMENT shall be true and correct in all material respects on and as of the CLOSING DATE as though made on and as of the CLOSING DATE;

               (b) The SELLER shall have performed and complied with, in all material respects, the agreements and obligations required by this AGREEMENT to be so performed or complied with by the SELLER at or before the CLOSING;

               (c) The SELLER shall have acquired from the COUNTIES good and marketable title to the ASSETS;

               (d) All consents, approvals and actions of any person or entity necessary to permit each of the BUYER and the SELLER to perform its obligations under this AGREEMENT and to consummate the transactions contemplated hereby shall have been duly obtained, made or given and shall be in full force and effect; and

               (e) The SALE ORDER of the BANKRUPTCY COURT (in a form providing for the effectuation of all the transactions contemplated by this AGREEMENT in accordance with the terms and provisions hereof) shall have been entered, at least ten (10) days shall have passed since the entry of the SALE ORDER and the SALE ORDER shall not be subject to any stay, appeal or motion for rehearing, reconsideration or revocation.


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

     Section 12.  Covenant of Seller.  In the event the  condition  set forth in
Section 10(c) has not been satisfied on or before January 15, 2007, the SELLER shall make good faith efforts to enter into an escrow agreement(s) with each of the COUNTIES, pursuant to which the COUNTIES shall agree to convey to the SELLER good and marketable title to the ASSETS.

     Section 13. Assignment of Service Agreements, Manuals, Etc. At the CLOSING, the SELLER will assign to the BUYER , without additional consideration from the BUYER, any and all service agreements, warranties, operating agreements, maintenance agreements, manuals, plans, and all similar and other documents relating to the ASSETS which are in the possession or under the control of the SELLER (collectively, the "SERVICE AGREEMENTS"). The SERVICE AGREEMENTS shall be delivered to the BUYER at the CLOSING, unless otherwise agreed by the PARTIES in writing.

     Section 14. Advertising; Compliance with Laws. The SELLER hereby authorizes the BUYER, without additional consideration from the BUYER, to use the following language in promotional materials pertaining to the RESALE (and not for any other reason):

     "The equipment was acquired from Delta Mills, Inc. pursuant to an order of the the United States Bankruptcy Court for the District of Delaware and Delta Mills, Inc. makes no representation or warranty, express or implied, at law or in equity or otherwise as to the nature, quality, value or condition of, or in respect of, any of the equipment, including with respect to merchantability or fitness for any particular purpose."

     Section 15. Bankruptcy Court Approval. SELLER acknowledges that this AGREEMENT is part of an extensive process undertaken by SELLER to identify and negotiate a transaction with a bidder who is prepared to pay the highest and best purchase price for the ASSETS. Set forth in the "ORDER GRANTING RELIEF", attached as Exhibit "E" hereto, are the BIDDING PROCEDURES (as defined in the ORDER GRANTING RELIEF) to be employed, subject only to BANKRUPTCY COURT approval, with respect to the sale of the ASSETS. Following the execution of this AGREEMENT, the SELLER will attempt in good faith to obtain from the BANKRUPTCY COURT final approval of the BIDDING PROCEDURES and approval of Buyer's designation as the Stalking Horse Bidder (as defined in the ORDER GRANTING RELIEF) with respect to the ASSETS together with the provisions of this AGREEMENT to be performed by SELLER before the Closing (the "FINAL PROCEDURES ORDER"). The hearing with respect to the FINAL PROCEDURES ORDER shall be held after the date of this AGREEMENT and the PARTIES shall work in good faith to obtain a hearing date as early as possible. The sale of the ASSETS is subject to
(i) competitive bidding as set forth in the ORDER GRANTING RELIEF and (ii) approval of the BANKRUPTCY COURT pursuant to the FINAL PROCEDURES ORDER. The overbid provisions and related bid protections in the ORDER GRANTING RELIEF are designed to compensate BUYER for its efforts and agreements to date and to facilitate a full and fair process designed to maximize the value of the ASSETS for the benefit of the Seller's stakeholders.

     Section 16. Termination. This AGREEMENT may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the CLOSING DATE:


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

               (a) By mutual written agreement of the SELLER and the BUYER;

               (b) By the SELLER or the BUYER upon notification to the non-terminating party by the terminating party:

                    (i) At any time after April 30, 2007 (the "TERMINATION DATE"), if the CLOSING shall not have been consummated on or prior to such date and such failure is not caused by a breach of this AGREEMENT by the terminating party, provided, however, that in the circumstances described in Section 16(b)(vii), the TERMINATION DATE shall be extended the same number of days as the extension pursuant to Section 16(b)(vii);

                    (ii) If at or prior to the CLOSING any material condition set forth herein for the benefit of the terminating party shall not have been timely met and cannot be met prior to the TERMINATION DATE (as such date may be extended pursuant to Section 16(b)(i)) and has not been waived by the terminating party; provided that the terminating party shall not be responsible for the failure of such condition to be satisfied;

                    (iii) If there has been a material breach of any representation, warranty, covenant, agreement or obligation on the part of the non-terminating party set forth in this AGREEMENT, which breach is not curable or, if curable, has not been cured within thirty (30) days following receipt by the non-terminating party of notice of such breach from the terminating party;

                    (iv) If (A) any court of competent jurisdiction (other than the BANKRUPTCY COURT) or other competent governmental or regulatory authority (other than the BANKRUPTCY COURT) shall have issued an order which has become final and non-appealable or (B) any law (other than the BANKRUPTCY CODE) shall be in effect, in either case, making illegal or otherwise prohibiting the effectuation of any material part of the transactions contemplated by this AGREEMENT;

                    (v) If the BANKRUPTCY COURT shall have issued an order which has become final and nonappealable restricting or restraining in a material manner or enjoining or otherwise prohibiting or making illegal the effectuation of any material part of the transactions contemplated by this AGREEMENT;

                    (vi) If the BANKRUPTCY COURT has not issued the Final Procedures Order by December 15, 2006;

                    (vii) If the BANKRUPTCY COURT has not entered a SALE ORDER (in a form providing for the effectuation of all the transactions contemplated by this AGREEMENT in accordance with the terms and provisions hereof), on or before December 31, 2006, provided, however, that if on such date the SELLER is using commercially reasonable efforts to obtain entry of a SALE ORDER in such form, then such date shall be extended for so long as the SELLER is using commercially reasonable efforts to obtain entry of a SALE ORDER in such form, but in no event shall such date be extended beyond January 15, 2007;


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

                    (viii)  If  the   BANKRUPTCY   COURT   confirms  a  plan  of
reorganization for the SELLER that does not contemplate the transactions contemplated by this AGREEMENT;

                    (ix) If the BANKRUPTCY COURT approves (a) a Person other than BUYER as the SUCCESSFUL BIDDER (as defined in the ORDER GRANTING RELIEF) with respect to the ASSETS or (b) an Alternative Transaction; or


                    (x) Upon notification to the SELLER five (5) business days in advance, and effective five (5) business days thereafter, if the SELLER has not acquired good and marketable title to the ASSETS from the COUNTIES on or before February 1, 2007; or

               (c) By the SELLER:

                    (i) Upon notification to the BUYER if the SELLER determines, in its sole discretion, to terminate this AGREEMENT; or

                    (ii) At the Seller's option, upon notification to the BUYER, if (x) the transactions contemplated by the SCHWARZ AGREEMENT are terminated pursuant to the provisions of Section 8.1(b)(iii) thereof due to a breach of the SCHWARZ AGREEMENT by SCHWARZ or (ii) the transactions contemplated by the
WALLACE AGREEMENT are terminated pursuant to the provisions of Section 16(b)(iii) thereof due to a breach of the WALLACE AGREEMENT by the BUYER.

     The term  "ALTERNATIVE  TRANSACTION"  means,  other  than the  transactions
contemplated  by  this  Agreement,   any  acquisition  or  similar   transaction
(including a tender or exchange offer) involving the purchase of the ASSETS.

     Section 17. Effect of Termination; Break-Up Fee.

               (a) If this AGREEMENT is terminated pursuant to Section 16, this AGREEMENT will forthwith become null and void, and there will be no liability on the part of any party hereto (or any of their respective representatives or affiliates) except (x) the provisions with respect to this Section 17 will continue to apply following any such termination, and (y) as provided in Sections 17(b) and (c). Notwithstanding anything to the contrary herein, if this AGREEMENT is terminated pursuant to Section 16, the BUYER shall not have any rights or claims against the SELLER or the Seller's estate with respect to such termination and shall only be entitled to the relief, if any, provided in Sections 17(b) and (c), as applicable under the circumstances of such termination.

               (b) If either party terminates this AGREEMENT pursuant to Section 16(b)(viii), Section 16(b)(ix) or Section 16(b)(x) or if the SELLER terminates this AGREEMENT pursuant to Section 16(c)(i) and the BUYER is not in breach of this AGREEMENT, then the SELLER shall be obligated to pay to the BUYER a break-up fee in an amount equal to three percent (3%) of the amount of the PURCHASE PRICE ("BREAK-UP FEE"), by wire transfer of immediately available United States funds to an account designated by BUYER, (x) within forty-five

(45) days after the date of the BANKRUPTCY COURT's confirmation of a plan of reorganization of the SELLER that does not contemplate the transactions contemplated by this AGREEMENT or the date the SELLER notifies BUYER of its decision to terminate this AGREEMENT pursuant to Section 16(c)(i) or the date the BUYER notifies the SELLER of its decision to terminate this AGREEMENT pursuant to Section 16(b)(x) or (y) on the date of the closing of the transaction with the Person other than the BUYER approved by the BANKRUPTCY COURT as the SUCCESSFUL BIDDER with respect to the ASSETS or the Alternative Transaction.

               (c) If this AGREEMENT is terminated as a result of a breach or default by BUYER of any of its representations, warranties, covenants, agreements or obligations, or any failure, delay or inaction on the part of the BUYER to perform its obligations hereunder, the DEPOSIT shall be transferred to the SELLER, as liquidated damages and not as a penalty, within (3) business days following such termination. Upon any other termination of this AGREEMENT, the DEPOSIT shall be returned to the BUYER within (3) business days after termination.

               (d) Notwithstanding anything to the contrary contained in Sections 16 and 17 of this AGREEMENT, the PARTIES agree that if the BUYER attempts to terminate this AGREEMENT pursuant to Section 16(b)(ii) or Section 16(b)(iii) for any reason(s) which can be remedied monetarily by the SELLER, then the SELLER shall have the right to delay the effective date of the attempted termination for thirty (30) days upon notice to the BUYER within twenty-four (24) hours of the Seller's receipt of the termination notice. During such delay period, the PARTIES agree to negotiate in good faith a reasonable monetary remedy to cure the BUYER's reason(s) for seeking to terminate this AGREEMENT.

     Section 18. Reinstatement. If this AGREEMENT is terminated pursuant Section 16(b)(ix) because the BANKRUPTCY COURT approves a Person other than the BUYER as the SUCCESSFUL BIDDER with respect to the ASSETS and this AGREEMENT constitutes the next most favorable qualified bid, then (A) in the event the bid by the SUCCESSFUL BIDDER with respect to the ASSETS is terminated on or prior to February 15, 2007, this AGREEMENT shall be reinstated as if never terminated and the terms and conditions of this AGREEMENT shall once again be in full force and effect and the SELLER will be under no obligation to pay the BREAK-UP FEE with respect to such prior termination and (B) in the event the bid by the SUCCESSFUL BIDDER with respect to the ASSETS is terminated after February 15, 2007 but on or before April 30, 2007, at the option of the BUYER, in its sole discretion, this AGREEMENT shall be reinstated as if never terminated and the terms and conditions of this AGREEMENT shall once again be in full force and effect and the SELLER will be under no obligation to pay the BREAK-UP FEE with respect to such prior termination; provided, that, in each case, this AGREEMENT will be deemed amended to provide that (i) the Closing Date will be thirty (30) days after the date the bid of the SUCCESSFUL BIDDER with respect to the ASSETS is terminated and (ii) the dates in Section 16(b)(i) and Section 16(b)(vii) will be amended to be thirty (30) days after the date that the bid of the SUCCESSFUL BIDDER with respect to the ASSETS is terminated.

     Schedule 19. Binding Obligation; Assignment. This AGREEMENT shall be binding upon the PARTIES and their respective successors and assigns. The SELLER may not assign its interest in this AGREEMENT without the prior written consent of the BUYER. The BUYER may assign its interest in this AGREEMENT without the prior written consent of the SELLER; provided, however, that the assignee shall assume the Buyer's obligations under this Agreement in a writing reasonably satisfactory to the SELLER and the BUYER shall remain fully liable to pay the SELLER the PURCHASE PRICE pursuant to the terms of Section 2 of this AGREEMENT if the Buyer's assignee fails to do so.

     Section 20. Final Agreement. This AGREEMENT -- and any and all (i) exhibits that are attached hereto and made a part hereof, and (ii) side agreements, letter agreements, and amendments (if any) that are executed by the SELLER and the BUYER in furtherance of this AGREEMENT -- contains the final and entire agreement and understanding of the PARTIES with respect to the subject matter hereof, and any terms and conditions with respect to the subject matter hereof that are not set forth in this AGREEMENT (or in such exhibits, side letters, letter agreements, and amendments) are not a part of this AGREEMENT and the understanding of the PARTIES. This AGREEMENT may be amended or altered only in writing signed by the PARTY to be bound by the change or alteration.

     Section 21. Retention of U.S. Bankruptcy Court Jurisdiction. Subject to the proviso of the immediately succeeding sentence, and except as otherwise provided herein, the BANKRUPTCY COURT shall retain jurisdiction of the proceedings, including for purposes of determining any and all controversies and disputes arising under or in connection with, or for purposes of interpreting the provisions of this AGREEMENT. Without limiting the generality of the foregoing, such jurisdiction shall include any determination as to the fulfillment or non-fulfillment of any condition to consummation of the transactions contemplated hereby set forth in Sections 11 and 12 and any such determination shall be final and binding on the PARTIES and not subject to any appeal, the right to which is hereby waived by the PARTIES; provided, however, that nothing contained herein shall limit the rights of the PARTIES to appeal any determination of the BANKRUPTCY COURT relating to the amount of any monetary damages, fees, costs and expenses awarded with respect to any such determination as aforesaid.

     Section 22. Governing Law. This AGREEMENT shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof, and, to the extent applicable, the federal laws of the United States of America.

     Section 23. Time. Time is strictly of the essence of this AGREEMENT.

     Section 24. Number, Gender and Captions. As used herein, the singular shall include the plural and the plural may refer to only the singular. The use of any gender shall be applicable to all genders. The captions contained herein are for purposes of convenience only and are not a part of this AGREEMENT.

     Section 25. Partial Invalidity. If any term, covenant or condition of this AGREEMENT or its application to any person or circumstances shall be invalid or unenforceable, the remainder of this AGREEMENT, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable shall not be affected, and each term shall be valid and enforceable to the fullest extent permitted by law.

     Section 26. Notices. Any notice required or permitted by or in connection with this AGREEMENT, without implying the obligation to provide any such notice, shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the respective PARTIES at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the respective PARTIES. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given.

     If to the SELLER:
     ----------------

              Delta Mills, Inc.
              700 North Woods Drive
              Fountain Inn, SC  29644
              Facsimile:  (864) 255-4165
              Attn:  William H. Hardman

              with a copy to:
              Morris, Nichols, Arsht & Tunnell LLP
              1201 N. Market Street
              Wilmington, DE  19801
              Facsimile:  (302) 658-3989
              Attn: Robert J. Dehney, Esq.

              and

              Rayburn Cooper & Durham, P.A.
              227 West Trade Street, Suite 1200
              Charlotte, NC  28202-1675
              Facsimile:  (704) 377-1897
              Attn:  C. Richard Rayburn, Jr., Esq.

              and

              Wyche, Burgess, Freeman & Parham, P.A.
              P.O. Box 728 (29602)
              44 East Camperdown Way (29601)
              Greenville, SC
              Facsimile:  (864) 235-8900
              Attn:  James L. Warren, Esq.

     If to the BUYER:
     ---------------

              GREYSTONE PRIVATE EQUITY LLC
              44 South Broadway, Suite 624
              White Plains, NY 10601
              Attention:  Jonathan Reich
              Fax. No.:   (914) 614-1801


     [SIGNATURE PAGE TO FOLLOW ]

     IN WITNESS WHEREOF, the SELLER and the BUYER execute this AGREEMENT as of the date and year first above written (notwithstanding the actual date of execution and delivery hereof), with the specific intention that this AGREEMENT constitutes a document under seal. This AGREEMENT may be executed in counterparts and may be delivered via facsimile transmission.

WITNESS/ATTEST:                                SELLER:
                                               ------

                                               DELTA MILLS, INC.
                                               A Delaware Corporation


____________________                           By:    W. H. Hardman, Jr.  (SEAL)
                                                      --------------------------
                                               Name:  W.H. Hardman Jr.
                                               Title: Chief Financial Officer



                                               BUYER:
                                               ------

                                               GREYSTONE PRIVATE EQUITY LLC
                                               A Delaware Corporation


[witness signature]                            By:    /s/ Jonathan Reich  (SEAL)
-------------------                                   --------------------------
                                               Name:  Jonathan Reich
                                               Title: Co-CEO

                                   EXHIBIT "A"
                                   -----------

                      DESCRIPTION OF THE ASSETS SUBJECT TO
                    THE PURCHASE AND SALE AGREEMENT TO WHICH
           THIS EXHIBIT IS ATTACHED AND MADE A PART OF ("AGREEMENT"):


     As used throughout this AGREEMENT, the term "ASSETS" means, collectively, all of the machinery, equipment, spare parts and other tangible personal property (excluding heating, ventilating, air conditioning and other fixtures (collectively, "FIXTURES")) that are located on the PREMISES as of the effective date of this AGREEMENT, including but not limited to those items more fully described on the schedule of assets (if any) which is attached hereto and made a part hereof.

Notwithstanding the terms of the immediately preceding paragraph to the contrary, the term "ASSETS" specifically excludes the following which are not subject to the SALE or the terms of this AGREEMENT:

     EXCLUDED ASSETS                                LOCATION           NUMBER
     ---------------                                --------           ------
     Printers, FAX, Scanners                      Corp Office            11
     PC's incl 2 Laptops                          Corp Office             9
     PC's                                           Engr, HR              2
     Chillers                                          --                 2
     Boilers                                           --                 2
     Air Compressors (not including Air                --                 2
        Compressors associated with
        operation of the ASSETS)
        HVAC Systems                                   --                --
     Electrical Systems
        (switchgears, sub stations,                    --                --
         transformers)
     Telephone & Data Lines                            --                --

                                   EXHIBIT "C"
                                   -----------

                                 SELECTED ASSETS
                                 ---------------

                                                                ESTIMATED USAGE
                                                                    PERIOD
SELECTED ASSETS                        LOCATION                (Expiration Date)
---------------                        --------                -----------------
Office Furniture                      Corp Office                   4/30/07
Printers, FAX, Scanners               Corp Office                   4/30/07
PC's                                  Corp Office                   4/30/07
Telephones & Equipt                   Corp Office                   4/30/07
Files and Contents                    Corp Office                   4/30/07
Office Furniture                       Engr, HR                     4/30/07
Printers, FAX, Scanners                Engr, HR                     4/30/07
PC's                                   Engr, HR                     4/30/07
Telephones & Equipt                    Engr, HR                     4/30/07
Files and Contents                     Engr, HR                     4/30/07
AS 400 Inv & B/L Printers            Computer Room                  2/28/07
AS 400 JDF & Check Printer           Computer Room                  4/30/07
Servers & Routers                    Computer Room                  4/30/07
PC's                                 Computer Room                  4/30/07
Communication Equipt                 Computer Room                  4/30/07
Fork Lift for Shipping Yarn            Warehouse                    4/30/07
   (to be specified)